SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

TALLY-HO VENTURES, INC.
(Exact name of Registrant as specified in its charter)

333-104631
(Commission File No.)

Delaware	43-1988542
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(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

134 Hibiscus Way
The Green Community
P.O. Box 34741
Dubai, United Arab Emirates
9714-885-1391
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Registrant’s address

 (949) 509-9858
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Registrant's telephone number, including area code

Check the appropriate box below of the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

The Company's Form 8-K filed on May 23, 2005 reported that on May 12, 2005, Tally-Ho Ventures, Inc., a Delaware corporation (“THOV”) entered into a Reorganization Agreement with Belgravia Intervest Group, Ltd., a British Virgin Islands company (“BELG”), pursuant to which THOV issued to the shareholders of BELG Four million, five hundred sixty-three thousand, four hundred ninety (4,563,490) shares of common stock of THOV. In exchange, the shareholders of BELG transferred to THOV all of the issued and outstanding shares of common stock of BELG. That Form 8-K is hereby amended to include the following pro forma financial statements.

INTRODUCTION TO THE UNAUDITED PRO FORMA
CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements have been prepared utilizing the historical financial statements of THOV and BELG. The pro forma condensed financial information is based on the estimates and assumptions set forth in the notes to the pro forma financial information.

The unaudited pro forma information is provided only for comparative purposes and does not purport to be indicative of the results of operations that actually would have been obtained if the purchase had been consummated on the date indicated or the results of operations that may be obtained in the future.

The unaudited pro forma condensed balance sheet assumes that the transaction had occurred on May 12, 2005. The transaction was accounted for under the purchase method of accounting. Under the purchase accounting method, assets acquired and liabilities assumed are recorded at their estimated fair value at the date of the purchase.

The unaudited pro forma condensed statements of operations represent the historical results of operations of the Company for the year ended March 31, 2005 and the three month period ended June 30, 2005, adjusted to reflect the transactions as if they had occurred at the beginning of the period.

TALLY-HO VENTURES, INC
			CONSOLIDATED BALANCE SHEETS
(Unaudited)
	March 31,	June 30,
	2005	2005
ASSETS
Current assets:
Cash and cash equivalents	$61	$74,666
Investment advisory fees receivable		$334,549
Prepaid expenses and other current assets		$8,715

Total current assets	$61	$417,931

Fixed assets, net		$476,273
Acquired client relationships, net		$23,236,903
Goodwill		$2,396,526
Other assets		$124,755

Total assets	$61	$26,652,387

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities		$195,431
Payables to related party	$26

Total current liabilities	$26	$195,431

Senior convertible debt		$68,687

Total liabilities	$26	$264,118

Stockholders' equity:
Common stock	$1,516	$1,516
Additional paid-in capital	$146,676	$10,000,000
Accumulated other comprehensive income	($148,157)	$13,455,355
Retained earnings		$2,931,398

Total stockholders' equity	$35	$26,388,269

Total liabilities and stockholders' equity	$61	$26,652,387

TALLY-HO VENTURES, INC
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)
	For the Three
	Months Ended
	June 30	June 30
	2004	2005

Revenue		$3,778,260
Operating expenses:
Compensation and related expenses	$2,918	$2,603,075
Selling, general and administrative		$388,763
Other operating expenses		$202,597

		$3,194,436

Operating income	($2,918)	$583,825

Non-operating (income) and expenses:
Investment and other income		($1,890)
Interest expense	$121

Net Income	($3,039)	$585,715

Earnings per share	($0.00007)	$0.073214

Average shares outstanding	44,471,333	8,000,000

TALLY-HO VENTURES, INC
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	For the Three
	Months Ended
	June 30	June 30
	2004	2005
CASH FLOW FROM OPERATING ACTIVITIES
Net Income (Loss)	($6,835)	$585,715

Adjustments to reconcile Net Income to cash flow from (used in) operating activities:
Depreciation and amortization of fixed assets

Changes in assets and liabilities:
Increase in investment advisory fees receivable		($334,549)
Increase in other current assets		($8,715)
Increase in acquired client relationships		($23,236,903)
Increase in fixed assets		($476,273)
Increase in goodwill		($2,396,526)
Increase in other intangible assets		($124,755)
Increase in accounts payable, accrued expenses and other liabilities	($310)	$195,431
Stock issued for acquisition of assets		$10,000,000
Increase in reserves and surplus		$13,456,811
Increase in retained earnings		$2,345,683
Increase imputed interest	$224
Increase in long term debts		$68,687

NET CASH FLOW FROM (USED IN) OPERATING ACTIVITIES	-$6,921)	$74,605

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from notes payable to shareholders	$1,650
Payments on notes payable to shareholders	($2,596)
Issuance of common stock	$41,200

NET CASH FLOW FROM FINANCING ACTIVITIES	$40,254	-$0

NET CHANGE IN CASH	$33,333	$74,605
Cash Balance Beginning	$6,268	$61
CASH BALANCE ENDING	$39,601	$74,666

TALLY-HO VENTURES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The consolidated financial statements of Tally-Ho Ventures, Inc. ("Company" or "THV") have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. The year-end condensed balance sheet data was derived from audited financial statements, but does not include all of the disclosures required by accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair statement have been included. All inter-company balances and transactions have been eliminated. Certain reclassifications have been made to the prior period's financial statements to conform to the current period's presentation. These reclassifications had no impact on our results of operations or changes in stockholders' equity. Operating results for interim periods are not necessarily indicative of the results that may be expected for the full year. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 includes additional information about THV, its operations and its financial position, and should be read in conjunction with this Quarterly Report on Form 10-Q.

2.	Commitments and Contingencies.

The Company and its Affiliates are subject to claims, legal proceedings and other contingencies in the ordinary course of their business activities. Each of these matters is subject to various uncertainties, and it is possible that some of these matters may be resolved in a manner unfavourable to the Company or its Affiliates. The Company and its subsidiary establish accruals for matters for which the outcome is probable and can be reasonably estimated. Management believes that any liability in excess of these accruals upon the ultimate resolution of these matters will not have a material adverse effect on the consolidated financial condition or results of operations of the Company.

3.	Stock Split

On May 9, 2005, THV underwent a 1 for 30 reverse stock split of its issued and outstanding shares of common stock. All share and per share amounts have been restated as if the split had occurred on the first day of the first period presented.

4.	Acquisitions

On May 12, 2005, Tally-Ho exchanged 4,563,490 shares of Tally-Ho common stock for 100% of the ownership interest in Belgravia Intervest Group Limited, (“Belgravia”) a British Virgin Islands company. The transaction has been accounted for as a reverse merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLY-HO VENTURES, INC.
Registrant

Date: July 28, 2005

/s/ Peter Smith
Peter Smith, President